OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
Other Non-current Assets
SCHEDULE OF OTHER NON CURRENT ASSETS

Other non-current assets consist of the following:

	As of December 31,
	2022	2023
	RMB	RMB

Long-term loan receivables (Note 6)
- Unsecured	-	60,000
- Secured	-	56,662
Long-term receivables from disposal of a subsidiary (Note 6)	13,137	11,133
Prepayment of commercial properties (1)	78,000	78,000
Others	7,368	5,485
Less: allowance for doubtful accounts	(2,091)	(22,213)
Total other non-current assets	96,414	189,067

(1)	In 2020, the Group purchased commercial properties from a third party and paid the full amount in advance with consideration of US$ 11.25 million (equivalent RMB 78,000). As of December 31, 2023, the properties are under construction and expected to be handed over to the Group during the first half year of 2025.